EXHIBIT 99.1
------------




                    THIRD AMENDMENT TO AMENDED AND RESTATED
                        MULTICURRENCY CREDIT AGREEMENT

      This THIRD AMENDMENT TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT is dated as of June 17, 2009 (this "Amendment"), among Jones Lang LaSalle Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the "Borrower"), the guarantors party hereto, the financial institutions listed on the signature pages hereof as Banks and Bank of Montreal, as administrative agent (in such capacity, the "Administrative Agent").


                            PRELIMINARY STATEMENTS

      A. The Borrower, the guarantors party thereto (the "Guarantors"), the financial institutions listed on the signature pages thereof as Banks and the Administrative Agent have heretofore entered into that certain Amended and Restated Multicurrency Credit Agreement, dated as of June 6, 2007 (as amended by the First Amendment to Amended and Restated Multicurrency Credit Agreement dated as of June 16, 2008 and the Second Amendment to Amended and Restated Multicurrency Credit Agreement dated as of December 19, 2008, the "Credit Agreement"); and

      B. The Borrower has asked the Banks and the Administrative Agent to amend certain covenants and related definitions, to revise the Applicable Margin, and to make certain other amendments to the Credit Agreement as set forth herein and the Banks and the Administrative Agent are willing to do so on the terms and conditions set forth in this Amendment.

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

      SECTION 1.1 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.


                                  ARTICLE II
                                  AMENDMENTS

      SECTION 2.1. Section 1.4(b) of the Credit Agreement is hereby amended by deleting the defined term "LIBOR" appearing therein and inserting in its place the following:

            "LIBOR" means, for an Interest Period for a Borrowing of Eurocurrency Loans, the greater of (x) (a) the LIBOR Index Rate for such Interest Period, if such rate is available and (b) if the LIBOR









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      Index Rate cannot be determined, the average rate of interest per annum (rounded upwards, if necessary, to the nearest one hundred thousandth of a percentage point) at which deposits in U.S. Dollars in immediately available funds are offered to the Person serving as the Administrative Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by major banks in the interbank eurodollar market for delivery on the first day of and for a period equal to such Interest Period in an amount equal or comparable to the principal amount of the Eurocurrency Loan scheduled to be made by the Person serving as the Administrative Agent as part of such Borrowing and (y) 1.25%.

      SECTION 2.2. Section 1.3(a) of the Credit Agreement is hereby amended by deleting the words "in Euro, Pound Sterling, Japanese Yen or U.S. Dollars" appearing therein and inserting in their place the words "in any Alternative Currency or U.S. Dollars".

      SECTION 2.3.  Section 4.1 of the Credit Agreement is hereby amended by
(i) deleting the defined term "Adjusted EBITA", (ii) amending the defined terms "Applicable Margin", "Consolidated Net Worth", "Interest Coverage Ratio", "Level I", "Level II", Level III", Level IV", "Level V", "Level VI", and "Permitted Adjustments" in their entirety and as so amended to read as set forth below, and (iii) inserting new defined terms, "Third Amendment", "Third Amendment Effective Date", and "Stock Plans" as set forth below in their proper alphabetical order:

           "Applicable Margin" means, on any date for any Domestic Rate Loan, Eurocurrency Loan, Reimbursement Obligation and Facility Fees the rate per annum set forth below, as in effect on such date as determined pursuant to the provisions of the definition of Pricing
      Date:

                                         DOMESTIC
                                      RATE LOANS AND
                        EUROCURRENCY   REIMBURSEMENT    FACILITY
            LEVEL           LOANS       OBLIGATIONS        FEE

            Level I        1.875%         0.875%         0.375%
            Level II       2.100%         1.100%         0.400%
            Level III      2.300%         1.300%         0.450%
            Level IV       2.500%         1.500%         0.500%
            Level V        3.000%         2.000%         0.500%
            Level VI       3.500%         2.500%         0.500%

      ; provided that from the Third Amendment Effective Date until the Pricing Date for the fiscal quarter of the Parent ending June 30, 2010, the Borrower shall be in Level IV if the Cash Flow Leverage Ratio is less than 3.00 to 1.00. On each day on which the Parent's unsecured long-term debt rating from Moody's Investors Service, Inc. is lower than Baa3 or from Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc., is lower than BBB- or either such rating is suspended or withdrawn, the Applicable Margin for Eurocurrency Loans, Domestic Rate Loans and Reimbursement Obligations for all levels shall be increased by 0.50%.
















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            "Consolidated Net Worth" means, as of the date of any
      determination thereof, the amount reflected as stockholders" equity (calculated without giving effect to any change in "accumulated other comprehensive income or loss" since September 30, 2008) upon a consolidated balance sheet of the Parent and its Restricted Subsidiaries for such date computed on a consolidated basis in accordance with GAAP, plus, to the extent deducted in determining Net Income, (i) non-recurring cash and non-cash restructuring charges not to exceed $75,000,000 in the aggregate for all periods,
      (ii) impairment or other non-cash charges related to the co-investments of the Parent and its Restricted Subsidiaries not to exceed $100,000,000 in the aggregate for all periods and (iii) non-cash charges arising from the impairment of goodwill or other intangible assets in accordance with and as required by SFAS Statement 142 under GAAP or any successor standard.

            "Interest Coverage Ratio" means as of the last day of any calendar quarter the ratio of the sum of Adjusted EBITDA plus Rentals for the four calendar quarters then ended to the sum of Cash Interest Expense plus Rentals for the same four calendar quarters then ended.

            "Level I" exists at any date if, at such date, the Cash Flow Leverage Ratio is less than 1.50 to 1.00.

            "Level II" exists at any date if, at such date, Level I does not exist and the Cash Flow Leverage Ratio is less than 2.00 to 1.00.

            "Level III" exists at any date if, at such date, neither
      Level I nor Level II exists and the Cash Flow Leverage Ratio is less than 2.50 to 1.00.

            "Level IV" exists at any date if, at such date, neither Level I, Level II nor Level III exists and the Cash Flow Leverage Ratio is less than 3.00 to 1.00.

            "Level V" exists at any date if, at such date, neither
      Level I, Level II, Level III, nor Level IV exists and the Cash Flow Leverage Ratio is less than 3.50 to 1.00.

            "Level VI" exists at any date if, at such date, none of Level I, Level II, Level III, Level IV or Level V exists.

            "Permitted Adjustment" means, for any period and without duplication, (i) transition charges incurred by the Parent or any Restricted Subsidiaries during such period relating to the Acquisition by the Parent or any Restricted Subsidiary of all of the outstanding equity of (a) Spaulding and Slye LLC, a Delaware limited liability company, to the extent such charges do not exceed $10,000,000 in the aggregate for all periods, (b) Kemper's Holding GmbH Company (now known as Kemper's Jones Lang LaSalle Retail GmbH), a German company, to the extent such charges do not exceed $5,000,000 in the aggregate for all periods and (c) Jones Lang LaSalle Brokerage, Inc. (f/k/a Staubach Holdings, Inc.), a Texas corporation ("Staubach"), to the extent such charges do not exceed $25,000,000 in the aggregate for all periods, (ii) deferred commissions earned by Staubach (net of commissions payable to brokers) for leasing activity, to the extent such activity was completed prior to the acquisition of Staubach by a Restricted Subsidiary and not previously recognized as revenue by the Parent or its Restricted Subsidiaries, not to exceed $15,000,000 for any trailing twelve-month period or $20,000,000 in the aggregate for all periods, (iii) deferred commissions earned by any Person (other than Staubach) acquired pursuant to an Acquisition (net of commissions payable) for transactional activity, to the extent such activity was completed prior to the acquisition of such Person by the Parent or a Restricted





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      Subsidiary and not previously recognized as revenue by the Parent or its Restricted Subsidiaries, not to exceed $15,000,000 for any trailing twelve-month period or $30,000,000 in the aggregate for all periods, (iv) non-recurring cash and non-cash restructuring charges incurred by the Parent or any Restricted Subsidiary not to exceed $75,000,000 in the aggregate for all periods, (v) impairment or other non-cash charges related to co-investments of the Parent and its Restricted Subsidiaries, not to exceed $100,000,000 in the aggregate for all periods, and (vi) non-cash charges arising from the impairment of goodwill or other intangible assets in accordance with and as required by SFAS Statement 142 under GAAP or any successor standard.

            "Stock Plans" is defined in Section 7.18 hereof.

            "Third Amendment" means the Third Amendment to Amended and Restated Multicurrency Credit Agreement dated as of June 17, 2009 by and among the Borrower, the Guarantors, the Banks and the Administrative Agent.

            "Third Amendment Effective Date" means the date upon which the Third Amendment became effective pursuant to its terms.

      SECTION 2.4. Section 7.14(k) of the Credit Agreement is hereby amended in is entirety and as so amended shall read as follows:

            (k) Acquisitions or Investments in a line of business related to that of the Parent and its Subsidiaries and Investments and commitments to make Investments, including guarantees of such commitments and guarantees of the commitments of employees of the Parent or any Subsidiary, directly and indirectly through Subsidiaries and other Persons, in real estate and real estate related assets, including notes and other securities, provided that
      (i) no Default or Event of Default exists or would exist after giving effect to such Acquisition or Investment or commitment, (ii) in the case of an Acquisition, (I) the Board of Directors or other governing body or the holders of 100% of the equity interests of the Person whose Property, or Voting Stock or other interests in which, are being so acquired has approved the terms of such Acquisition, and
      (II) the portion of the purchase price for such Acquisition paid by the Parent or any Subsidiary in cash, including the aggregate principal amount of all liabilities assumed in connection with such Acquisition other than Staubach Holdings Inc., shall not exceed $100,000,000 (or, prior to the delivery of the compliance certificate in compliance with Section 7.6(b) for the quarter ending March 31, 2011, $10,000,000) unless the Parent shall have received the prior written consent of the Required Banks, and (iii) in the case of Investments not constituting Acquisitions, such Investment funded in cash together with all other Investments funded in cash not constituting Acquisitions (excluding up to $75,000,000 of Investments in the aggregate that are in the form of a Guaranty) permitted under this subsection (k) (I) since the Effective Date reduced by the amount of proceeds of the disposition of all or any part of any Investments existing on the Effective Date or acquired thereafter does not exceed $300,000,000 in aggregate purchase price or (II) from and after the Second Amendment Effective Date until the delivery of the compliance certificate in compliance with Section 7.6(b) for the quarter ending March 31, 2011 does not exceed (A) $25,000,000 for any new single co-investment related to the commitment of the Parent and its Restricted Subsidiaries to LIC II, or any successor thereto, in effect on the Second Amendment Effective Date or (B) $10,000,000 (or,









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      $15,000,000, if the Parent delivers to the Banks evidence
      satisfactory to the Administrative Agent that after giving effect to such co-investment the Parent's Cash Flow Leverage Ratio calculated as of the last day of the most recent four fiscal quarter period for which financial statements have been delivered and on a pro forma basis assuming such commitment was funded with debt on the last day of such four fiscal quarter period is less than 2.75 to 1.00) per co-investment for any commitment to make a new co-investment or for all other Investments, in each case without the written consent of the Required Banks; or

      SECTION 2.5. Section 7.16 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

            SECTION 7.16. CASH FLOW LEVERAGE RATIO. The Parent will, as of the last day of each calendar quarter during the relevant period set forth below, maintain the Cash Flow Leverage Ratio at not more than the corresponding ratio set forth opposite such period:

                                    CASH FLOW LEVERAGE
                                    RATIO SHALL NOT BE
      PERIODS ENDING                GREATER THAN

      June 30, 2009                 3.75 to 1.00
      through March 31, 2011

      April 1, 2011                 3.50 to 1.00
      through September 30, 2011

      October 1, 2011               3.25 to 1.00
      and thereafter

      SECTION 2.6. Section 7.18 of the Credit Agreement is hereby amended in is entirety and as so amended shall read as follows:

                 SECTION 7.18. DIVIDENDS AND OTHER SHAREHOLDER DISTRIBUTIONS. The Parent shall only declare or pay dividends or make a distribution (other than dividends and distributions payable solely in its capital stock) of any kind (including by redemption or purchase other than purchases of outstanding capital stock in connection with the Parent's Stock Compensation Program, Employee Stock Purchase Plan, Stock Award and Incentive Plan and any similar programs or plans (the "Stock Plans")) on its outstanding capital stock, if no Default or Event of Default exists prior to or would result after giving effect to such action; provided that prior to the delivery of the compliance certificate in compliance with Section 7.6(b) for the quarter ending March 31, 2011, without the written consent of the Required Banks, the Parent shall not (i) declare or pay any cash dividends on its common stock in excess of a semi-annual cash dividend of $0.15 per share of common stock or (ii) redeem, repurchase or otherwise acquire any of its capital stock, other than repurchases in connection with Stock Plans.

      SECTION 2.7. Sections 7.19(d) and (h) of the Credit Agreement are each hereby amended in their entirety and as so amended shall read as follows:

            (d) Subordinated Indebtedness, provided that from the Second Amendment Effective Date to the date the compliance certificate for the quarter ending March 31, 2011 is delivered in compliance with
      Section 7.6(b), no new Subordinated Indebtedness shall be issued without the prior written consent of the Required Banks;








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            (h)   Indebtedness not otherwise permitted by this Section 7.19
      of not more than $300,000,000 in aggregate principal amount outstanding on any date of determination for the Parent and its Restricted Subsidiaries, provided that from the Second Amendment Effective Date to the date the compliance certificate for the quarter ending March 31, 2011 is delivered in compliance with Section 7.6(b) such Indebtedness shall not exceed $150,000,000 in aggregate principal amount outstanding on any date of determination without the prior written consent of the Required Banks; and

      SECTION 2.8. Section 7.23 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

            SECTION 7.23 CAPITAL EXPENDITURES. The Parent shall not, nor shall it permit any of its Restricted Subsidiaries to, incur Capital Expenditures in an aggregate amount for the Parent and its Restricted Subsidiaries in excess of (i) $65,000,000 in the fiscal year ending December 31, 2009 or (ii) $50,000,000 in the fiscal year ending December 31, 2010.

      SECTION 2.9. Schedule I to Exhibit B to the Credit Agreement is hereby amended in its entirety and as so amended shall read as set forth as Addendum I attached to this Amendment.


                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. CREDIT AGREEMENT REPRESENTATIONS. In order to induce the Banks and the Administrative Agent to enter into this Amendment, each of the Parent and the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Section 5 of the Credit Agreement and the other Credit Documents and additionally represents and warrants to the Administrative Agent and each Bank as set forth in this Article III.

      SECTION 3.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Parent, each Guarantor and the Borrower of this Amendment are within the Parent's, such Guarantor's and the Borrower's powers, have been duly authorized by all necessary corporate action, and do not:

            (a) contravene either the Parent's, any Guarantor's or the Borrower's constituent documents;

            (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Parent, any Guarantor or the Borrower; or

            (c) result in, or require the creation or imposition of, any Lien on any of the Parent's, any Guarantor's or the Borrower's properties.

      SECTION 3.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Parent, any Guarantor or the Borrower of this Amendment.

      SECTION 3.4. VALIDITY, ETC. This Amendment constitutes the legal, valid and binding obligation of the Parent, each Guarantor and the Borrower enforceable in accordance with its terms.








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


                                  ARTICLE IV
                             CONDITIONS PRECEDENT

      SECTION 4.1.  CONDITIONS PRECEDENT TO EFFECTIVENESS.

      (a) The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

            (i) The Borrower, the Guarantors, the Administrative Agent, and the Required Banks shall have executed and delivered this Amendment;

            (ii) The Administrative Agent shall have received (a) certified copies of resolutions of the boards of directors (or equivalent governing body) of the Parent, the Borrower and each Guarantor authorizing the execution and delivery of this Amendment and indicating the authorized signers of this Amendment and the specimen signatures of such signers and (b) certificates of Good Standing for each Guarantor to the extent relevant;

            (iii) The Administrative Agent shall have received an opinion of counsel to the Borrower and each Guarantor in form acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent may request;

            (iv) The Borrower shall have paid to each Bank which executed this Amendment on or prior to June 17, 2009 an amendment fee in the amounts as previously agreed to between the Arrangers and the Parent; and

            (v) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

      If this Amendment becomes effective, the changes in the Applicable Margin shall take effect on June 17, 2009 and on each day thereafter, but any payment of interest due on or after June 17, 2009 with respect to any amounts owing for any period prior thereto shall be computed on the basis of the Applicable Margin in effect prior to such effectiveness.


                                   ARTICLE V

                           MISCELLANEOUS PROVISIONS

      SECTION 5.1. RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. Except for the amendments expressly set forth above, the Credit Agreement and each other Credit Document are hereby ratified, approved and confirmed in each and every respect. Reference to this Amendment need not be made in the Credit Agreement, the Note(s), or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

      SECTION 5.2. HEADINGS AND CAPITALIZED TERMS. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings as set forth in the Credit Agreement.

      SECTION 5.3. EXECUTION IN COUNTERPARTS. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.



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


      SECTION 5.4. NO OTHER AMENDMENTS. Except for the amendments expressly set forth above, the text of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect, and the Banks and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Credit Documents.

      SECTION 5.5. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

      SECTION 5.6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS.























































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


      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


                              JONES LANG LASALLE FINANCE B.V.


                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title Managing Director
                                          ------------------------



                              JONES LANG LASALLE INCORPORATED, as Guarantor


                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title Executive Vice President
                                          and Treasurer
                                          ------------------------



                              JONES LANG LASALLE CO-INVESTMENT, INC.,
                              as Guarantor


                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title Vice President and
                                          Treasurer
                                          ------------------------



                              JONES LANG LASALLE INTERNATIONAL, INC.,
                              as Guarantor


                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title Vice President and
                                          Treasurer
                                          ------------------------



                              LASALLE INVESTMENT MANAGEMENT, INC.,
                              as Guarantor


                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title Vice President and
                                          Treasurer
                                          ------------------------







                                          Third Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Multicurrency Credit Agreement

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


                              JONES LANG LASALLE AMERICAS, INC.,
                              as Guarantor


                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title Vice President
                                          and Treasurer
                                          ------------------------



                              JONES LANG LASALLE LIMITED, as Guarantor


                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title Attorney-in-Fact
                                          ------------------------



                              JONES LANG LASALLE GMBH, as Guarantor


                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title Attorney-in-Fact
                                          ------------------------



                              JONES LANG LASALLE NEW ENGLAND, L.L.C.,
                              as Guarantor


                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title Director
                                          ------------------------



                              JONES LANG LASALLE BROKERAGE, INC.,
                              as Guarantor


                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title Vice President and
                                          Treasurer
                                          ------------------------



                              LASALLE INVESTMENT MANAGEMENT
                              ASIA PTE LTD, as Guarantor


                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title Attorney-in-Fact
                                          ------------------------



                                          Third Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Multicurrency Credit Agreement

                              BANK OF MONTREAL, as Administrative Agent and L/C Issuer


                              By    /s/ Thomas A. Batterham
                                    ------------------------------
                                    Title Managing Director
                                          ------------------------



                              BMO CAPITAL MARKETS FINANCING, INC.,
                              as Swingline Bank and as a Bank


                              By    /s/ Thomas A. Batterham
                                    ------------------------------
                                    Title Managing Director
                                          ------------------------



                              BANK OF AMERICA, N.A.


                              By    /s/ Adam Goettsche
                                    ------------------------------
                                    Title Senior Vice President
                                          ------------------------



                              THE ROYAL BANK OF SCOTLAND PLC


                              By    /s/ David Addenbrooke
                                    ------------------------------
                                    Title Head of Real
                                          Estate Services
                                          ------------------------



                              U.S. BANK NATIONAL ASSOCIATION


                              By    /s/ James DeVries
                                    ------------------------------
                                    Title Senior Vice President
                                          ------------------------



                              BARCLAYS BANK PLC


                              By    /s/ Alicia Borys
                                    ------------------------------
                                    Title Assistant Vice President
                                          ------------------------






                                          Third Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Multicurrency Credit Agreement

                              FIFTH THIRD BANK (CHICAGO),
                              a Michigan banking corporation


                              By    /s/ Joseph A. Wemhoff
                                    ------------------------------
                                    Title Vice President
                                          ------------------------



                              NATIONAL CITY BANK, successor by merger
                              to National City Bank of the Midwest


                              By    /s/ Peter Westover
                                    ------------------------------
                                    Title Vice President
                                          ------------------------



                              WELLS FARGO BANK, N.A.


                              By    /s/ Andrew Cavallari
                                    ------------------------------
                                    Title Vice President
                                          ------------------------



                              PNC BANK, NATIONAL ASSOCIATION


                              By    /s/ Paul Jamiolkowski
                                    ------------------------------
                                    Title Senior Vice President
                                          ------------------------



                              HSBC BANK PLC


                              By    /s/ Kevin Hutchings
                                    ------------------------------
                                    Title Director
                                          ------------------------



                              THE BANK OF NEW YORK MELLON


                              By    /s/ Kenneth R. McDonnell
                                    ------------------------------
                                    Title Vice President
                                          ------------------------







                                          Third Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Multicurrency Credit Agreement

                              THE NORTHERN TRUST COMPANY


                              By    /s/ Carol B. Conklin
                                    ------------------------------
                                    Title Vice President
                                          ------------------------



                              COMERICA BANK


                              By    /s/ Heather A. Whiting
                                    ------------------------------
                                    Title Vice President
                                          ------------------------



                              DEUTSCHE BANK AG NEW YORK BRANCH


                              By    /s/ Brenda Casey
                                    ------------------------------
                                    Title Director
                                          ------------------------


                              By    /s/ Joanna Soliman
                                    ------------------------------
                                    Title Assistant Vice President
                                          ------------------------



                              NATIXIS


                              By    /s/ Pieter van Tulder
                                    ------------------------------
                                    Title Managing Director
                                          ------------------------


                              By    /s/ Paul Moisselin
                                    ------------------------------
                                    Title Associate
                                          ------------------------



                              BANKING CORPORATION


                              By    /s/ Henrik Jensen
                                    ------------------------------
                                    Title Vice President
                                          ------------------------







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                                          Jones Lang LaSalle Finance B.V.
                                          Multicurrency Credit Agreement

                              NATIONAL AUSTRALIA BANK LIMITED,
                              A.B.N.12 004 044 937



                              By    /s/ Courtney Cloe
                                    ------------------------------
                                    Title Director


























































                                          Third Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Multicurrency Credit Agreement

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                                  ADDENDUM I
                   SCHEDULE I TO THE COMPLIANCE CERTIFICATE



      Schedule of Compliance, as of the _________ day of _____________, _____, with the Sections of the Agreement set forth below:

1.    Section 7.14(k) (Investments)

      A.    Investments acquired since the Effective Date   $____________

            Name        Amount
            __________  __________
            __________  __________
            __________  __________

      B. The portion of Investments listed in Section 1A $____________ that have been disposed of

            Name        Amount
            __________  __________
            __________  __________
            __________  __________

      C.    Line 1A minus Line 1B (must not                 $____________
            exceed $300,000,000 or other
            appropriate limitations)

      D.    The Borrower is in compliance                   Yes / No


2.    Section 7.15 (Consolidated Net Worth)

      A.    Total stockholder's equity of the Parent        $____________
            and its Restricted Subsidiaries
            (calculated exclusive of any change
            in accumulated other comprehensive
            income since September 30, 2008)

      B.    Amounts deducted in arriving at
            Net Income in respect of

            (i)   Non-recurring cash and
                  non-cash restructuring charges,
                  not to exceed $75,000,000 in
                  the aggregate                             $____________

            (ii)  Impairment or other Non-cash
                  charges relating to co-investments
                  incurred, not to exceed
                  $100,000,000 in the aggregate             $____________

            (iii) Non-cash charges arising from
                  impairment of goodwill or other
                  intangible assets                         $____________

      C.    Sum of Lines 2A, 2B(i), 2B(ii) and 2B(iii)      $____________
            (must be equal to or greater than $___________)

      D.    The Borrower is in compliance                   Yes / No









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3.    Section 7.16 (Cash Flow Leverage Ratio)

      A.    Total Funded Debt of the Parent and its         $____________
            Restricted Subsidiaries

      B.    Net Income  $____________

      C.    Amounts deducted in arriving at
            Net Income in respect of

            (i)   Interest Expense                          $____________

            (ii)  federal, state and local income taxes     $____________

            (iii) depreciation of fixed assets and          $____________
                  amortization of intangible assets

            (iv)  non-cash contributions and accruals       $____________
                  to deferred profit sharing or
                  compensation plans

            (v)   Permitted Adjustments                     $____________

      D.    Sum of Lines 3B, 3C(i), 3C(ii), 3C(iii), 3C(iv) $____________
            and 3C(v) ("Adjusted EBITDA")

      E.    Ratio of Line 3A to Line 3D (not to exceed      ______ to 1.00
            ____ to 1.00)

      F.    The Borrower is in compliance                   Yes / No


4.    Section 7.17 (Interest Coverage Ratio)

      A.    Net Income                                      $____________

      B.    Amounts deducted in arriving at
            Net Income in respect of

            (i)   Interest Expense                          $____________

            (ii)  federal, state and local income taxes     $____________

            (iii) depreciation of fixed assets and
                  amortization of intangibles               $____________

            (iv)  non-cash contributions and accruals       $____________
                  to deferred profit sharing or
                  compensation plans

            (v)   Permitted Adjustments                     $____________

            (vi)  Rentals                                   $____________

      C.    Sum of Lines 4A, 4B(i), 4B(ii), 4B(iii),        $____________
            4B(iv), 4B(v) and 4B(vi)

      D.    Cash Interest Expense and Rentals               $____________

      E.    Ratio of Line 4C to Line 4D (not to exceed      ______ to 1.00
            ____ to 1.00)

      F.    The Borrower is in compliance                   Yes/No







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5.    Section 7.23 (Capital Expenditures)

      A.    Capital expenditures during fiscal year
            ending December 31, ____:                       $____________

      B.    Permitted amount of Capital Expenditures        $____________

      C.    The Borrower is in compliance                   Yes / No






























































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